WANGER ADVISORS TRUST

Wanger U.S. Smaller Companies
Wanger International Small Cap
Wanger Select
Wanger International Select
(the “Funds”)

Supplement dated June 22, 2007 to the
Statement of Additional Information
dated May 1, 2007

Effective July 1, 2007, the chart in the section entitled “Trustees and Officers” beginning on page 11 of the Funds’ Statement of Additional Information is revised to include the following information:

Name, Position(s) with Wanger Advisors Trust and Age at April 30, 2007	Year First Elected or Appointed to Office	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships

Trustees who are not interested persons of the Trust:

Maureen M. Culhane, 58, Trustee	2007	Retired; Vice President, Goldman, Sachs Asset Management (investment adviser) 2005; Vice President (Consultant) — Strategic Relationship Management, Goldman, Sachs & Co. 1999-2005; prior thereto, Vice President of Finance and Treasurer, Sara Lee Corporation.	10	Columbia Acorn Trust.

Trustees who are interested persons of the Trust:

Laura M. Born, 42, Trustee (3)	2007	Adjunct Assistant Professor of Finance, University of Chicago Graduate School of Business 2007-2008; Managing Director – Investment Banking, J.P. Morgan Chase & Co. Incorporated (broker-dealer) 1991 – 2007.	10	Columbia Acorn Trust.

(3)          Ms. Born is an “interested person”, as defined in the 1940 Act, until January 1, 2008 as a result of her previous affiliation with J.P. Morgan Chase & Co. Incorporated, a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other clients or other funds or clients advised by CWAM or its affiliates.